SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 14, 2000




                            OSICOM TECHNOLOGIES, INC.
               (Exact name of Registrant as specified in charter)



                         Commission File number: 0-15810


                 New Jersey                          22-2367234
       ------------------------------      ---------------------------------
      (State or other jurisdiction of     (IRS Employer Identification Number)
       incorporation or organization)



              9990 Mesa Rim Road
             San Diego, California                          92121
     --------------------------------------                ------
    (Address of principal executive offices)              (Zip Code)




                                       N/A
                                (Former address)

                                 (858) 558-3960
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS


         Osicom announced that the record date for the distribution of its shares of Entrada Networks, Inc. has been set at November 20, 2000. A copy of a press release issued today is attached as an exhibit to this report.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS



    (c)  Press Release dated November 14, 2000.






                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          OSICOM TECHNOLOGIES, INC.


DATE:    November 14, 2000                By:   /s/Christopher E. Sue
                                             -------------------------------
                                                   Christopher E. Sue
                                                   Vice-President Finance

                                   EXHIBIT 99


FOR IMMEDIATE RELEASE

For Information Contact:

John Mason                                             Jeff Misakian
Richard Jacobson                                       Hill and Knowlton
Osicom Technologies                                    (323) 966-5684
(310) 581-4030



              Osicom Technologies Announces Record Date Change for
                     Distribution of Entrada Networks Stock


     Santa  Monica,  CA - November  14, 2000 - Osicom  Technologies  (Nasdaq NM:
FIBR) today announced a change in the date of record from November 15 to November 20, 2000 for the previously announced distribution of shares of Entrada Networks stock to Osicom shareholders.

     About Osicom - Osicom Technologies Inc. is a developer and marketer of metropolitan optical networking systems, through its optical networking subsidiary Sorrento Networks. For more information about Osicom Technologies, visit.